Exhibit 10.1

AMENDMENT NO. 2 TO PROMISSORY NOTE

THIS SECOND AMENDMENT TO PROMISSORY NOTE (this “Amendment No. 2”) is dated as of the August 9, 2022 and is made by and between Longview Acquisition Corp. II (“Maker”) and Longview Investors II LLC (“Payee”).

RECITALS

A. Maker executed that certain Promissory Note dated March 18, 2021 in the original principal sum of up to two million dollars ($2,000,000) (the “Note”). On February 15, 2022, Maker and Payee amended the Note to increase the aggregate principal amount of the Note from $2,000,000 to $3,000,000.

B.	Maker and Payee have agreed to further amend the Note.

C.	Unless otherwise set forth herein, all other provisions of the Note shall remain in full force and effect.

D.	All capitalized terms not defined in this Amendment No. 2 will have the meanings given to them in the Note.

In consideration of these promises, the mutual covenants contained in this Amendment No. 2 and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1.	The introductory paragraph of the Note is hereby amended and restated in its entirety to read as follows:

Principal Amount: Up to $4,000,000	Dated as of March 18, 2021

“Longview Acquisition Corp. II, a Delaware corporation and blank check company (the “Maker”), promises to pay to the order of Longview Investors II LLC, a Delaware limited liability company, or its registered assigns or successors in interest (the “Payee”), or order, the principal sum of Four Million Dollars ($4,000,000) or such lesser amount as shall have been advanced by Payee to Maker in lawful money of the United States of America, on the terms and conditions described below. All payments on this Note shall be made by check or wire transfer of immediately available funds or as otherwise determined by the Maker to such account as the Payee may from time to time designate by written notice in accordance with the provisions of this Note.”

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by the undersigned as of the date first above written.

MAKER:

LONGVIEW ACQUISITION CORP. II, a Delaware corporation

By:	/s/ Mark Horowitz
Name: Mark Horowitz
Title: Chief Financial Officer

PAYEE:

LONGVIEW INVESTORS II LLC, a Delaware limited liability company

By:	/s/ Mark Horowitz
Name: Mark Horowitz
Title: Authorized Person

[Signature Page to Amendment No. 2 to Promissory Note]